Exhibit 23.0

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of BOK Financial Corporation of our reports dated February 27, 2007, with respect to the consolidated financial statements of BOK Financial Corporation, BOK Financial Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of BOK Financial Corporation, included in the 2006 Annual Report to Shareholders of BOK Financial Corporation.

We consent to the incorporation by reference in the following registration statements:

      o Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.

      o Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.

      o Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

      o Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of BOK Financial Corporation 1997 Stock Option Plan.

      o Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of BOK Financial Corporation 2000 Stock Option Plan.

      o Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of BOK Financial Corporation Thrift Plan for Hourly Employees.

      o Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of BOK Financial Corporation 2001 Stock Option Plan.

      o Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of BOK Financial Corporation's 2003 Executive Incentive Plan.

      o Registration Statement (Form S-8, No, 333-106531) pertaining to the Reoffer Prospectus of BOK Financial Corporation 2003 Stock Option Plan.

      o Registration Statement (Form S-8, No, 333-135224) pertaining to the Reoffer Prospectus of BOK Financial Corporation 2003 Stock Option Plan.

of our reports dated February 27, 2007, with respect to the consolidated financial statements of BOK Financial Corporation, BOK Financial Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of BOK Financial Corporation, included herein, into this Annual Report (Form 10-K) of BOK Financial Corporation.

/s/ Ernst & Young LLP

Tulsa, Oklahoma
February 27, 2007